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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            ------------------------

        Date of Report (Date of earliest event reported): October 2, 2003

                            IMPAX LABORATORIES, INC.
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                   0-27354                65-0403311
-------------------------------   -----------------     -----------------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000

                            ------------------------


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Item 4.  Change in Registrant's Certifying Accountant

         The Registrant has engaged Deloitte & Touche LLP as its new independent accountants as of October 2, 2003. The decision to engage Deloitte & Touche LLP was made and approved by the Audit Committee of the Board of Directors.

         During the two most recent fiscal years and through October 2, 2003, the Registrant has not consulted with Deloitte & Touche LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Registrant previously reported the dismissal of its prior independent accountants in its Current Report on Form 8-K dated September 18, 2003.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro-forma financial information.

                  None.

         (c)      Exhibits.

S-K Exhibit
Number            Description
------------      -----------

99.1 Company's press release dated October 3, 2003 concerning change in independent public accountants (furnished to the SEC and not deemed filed herewith).


Item 9.  Regulation FD Disclosure

         A copy of the Company's press release dated October 3, 2003 concerning the change in independent public accountants is furnished herewith as
Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Impax Laboratories, Inc.

Date: October 2, 2003
                                             By: Cornel C. Spiegler
                                                --------------------------------
                                                Cornel C. Spiegler
                                                Chief Financial Officer